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                                                                                                          EXHIBIT 99.1

                                     DOLLAR TREE STORES, INC.
                                        AND SUBSIDIARIES
                                     HISTORICAL FINANCIAL DATA
                                CONDENSED CONSOLIDATED BALANCE SHEETS
                                          (In thousands)
                                           (Unaudited)

                                                                                                   February 1,
                                                                                                      2003
                                                                                                      ----

                                            ASSETS
Current assets
     Cash and cash equivalents..................................................                   $   237,302
     Short-term investments.....................................................                        63,525
     Merchandise inventories....................................................                       438,439
     Deferred tax asset.........................................................                        14,333
     Prepaid expenses and other current assets..................................                        15,783
                                                                                                     ---------

         Total current assets...................................................                       769,382

Property and equipment, net.....................................................                       477,947
Goodwill, net...................................................................                        38,358
Other assets, net...............................................................                        18,552
                                                                                                     ---------

         TOTAL ASSETS...........................................................                   $ 1,304,239
                                                                                                     =========

                             LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Current portion of long-term debt..........................................                   $    25,000
     Accounts payable...........................................................                       137,668
     Income taxes payable.......................................................                        23,548
     Other current liabilities..................................................                        75,033
     Current installments of obligations under
       capital leases...........................................................                         5,811
                                                                                                     ---------

         Total current liabilities..............................................                       267,060

Long-term debt, excluding current portion.......................................                       146,628
Obligations under capital leases, excluding current
  installments..................................................................                        17,283
Deferred tax liability..........................................................                        11,685
Other liabilities ..............................................................                        15,764
                                                                                                     ---------

         Total liabilities......................................................                       458,420
                                                                                                     ---------

Shareholders' equity:
     Common stock...............................................................                         1,142
     Additional paid-in capital.................................................                       218,106
     Accumulated other comprehensive loss.......................................                        (1,277)
     Unearned compensation......................................................                          (112)
     Retained earnings..........................................................                       627,960
                                                                                                     ---------
         Total shareholders' equity.............................................                       845,819

Commitments.....................................................................                            --
                                                                                                     ---------
         TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                $ 1,304,239
                                                                                                     =========
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                                    DOLLAR TREE STORES, INC.
                                        AND SUBSIDIARIES
                                    HISTORICAL FINANCIAL DATA
                             CONDENSED CONSOLIDATED INCOME STATEMENTS
                           (In thousands, except per share and store data)
                                           (Unaudited)




                                                                                           Three months            Fiscal year
                                                                                              ended                  ended
                                                                                           February 1,             February 1,
                                                                                              2003                   2003
                                                                                              ----                   ----

Net sales....................................................................              $  778,860             $  2,357,836
Cost of sales................................................................                 497,451                1,503,612
                                                                                              -------                ---------
         Gross Profit........................................................                 281,409                  854,224

Selling, general and administrative
  expenses...................................................................                 172,254                  606,836
                                                                                              -------                ---------

         Operating income....................................................                 109,155                  247,388
                                                                                              -------                ---------

Other income (expense):
  Interest income............................................................                     930                    3,446
  Interest expense...........................................................                  (1,455)                  (4,812)
  Changes in fair value of non-hedging
     interest rate swaps.....................................................                     157                   (1,297)
                                                                                              -------                ----------
         Total other expense.................................................                    (368)                  (2,663)
                                                                                              -------                ---------

         Income before income taxes..........................................                 108,787                  244,725

Provision for income taxes...................................................                  41,884                   94,220
                                                                                              -------                ---------
         Income before cumulative effect of a change
              in accounting principle........................................                  66,903                  150,505
         Cumulative effect of a change in accounting
              principle, net of tax benefit of $3,309........................                   5,285                    5,285
                                                                                              -------                ---------

         Net income..........................................................              $   61,618             $    145,220
                                                                                              =======                =========

Basic net income per share:
         Income before cumulative effect of a change in
              accounting principle...........................................              $     0.59             $       1.32
         Cumulative effect of a change in accounting
              principle......................................................                    0.05                     0.04
                                                                                              -------                ---------
         Net income..........................................................              $     0.54             $       1.28
                                                                                              =======                =========

Diluted net income per share:
         Income before cumulative effect of a change in
              accounting principle...........................................              $     0.58             $       1.31
         Cumulative effect of a change in accounting
              principle......................................................                    0.04                     0.04
                                                                                              -------                ---------
         Net income..........................................................              $     0.54             $       1.27
                                                                                              =======                =========

Weighted average number of common shares
         outstanding.........................................................                 114,190                  113,759
Weighted average number of common shares and dilutive
         potential common shares outstanding.................................                 114,695                  114,610

Store Data:
         Comparable store net sales increase.................................                    (1.7%)                    0.8%
         Number of stores open at end of period .............................                   2,272                    2,272
         Total selling square footage (in thousands).........................                  13,237                   13,237

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                                    DOLLAR TREE STORES, INC.
                                       AND SUBSIDIARIES
                                    HISTORICAL FINANCIAL DATA
                         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                        (In thousands)
                                          (Unaudited)

                                                                                                     Fiscal year
                                                                                                        ended
                                                                                                     February 1,
                                                                                                        2003
                                                                                                        ----
Cash flows from operating activities:
       Net income...............................................................                     $ 145,220
                                                                                                       -------
       Adjustments to reconcile net income to net cash
         provided by operating activities:
           Depreciation and amortization........................................                        73,892
           Loss on disposal of property and equipment...........................                         1,853
           Cumulative effect of change in accounting
              principle.........................................................                         5,285
           Change in fair value of non-hedging interest
              rate swaps........................................................                         1,297
           Provision for deferred income taxes..................................                        17,830
           Tax benefit of stock option exercises................................                         9,797
           Other non-cash adjustments to net income.............................                           454
           Changes in assets and liabilities increasing
              (decreasing) cash and cash equivalents:
              Merchandise inventories...........................................                       (74,696)
              Prepaid expenses and other current assets.........................                         3,529
              Other assets......................................................                        (1,628)
              Accounts payable..................................................                        20,686
              Income taxes payable..............................................                       (14,268)
              Other current liabilities.........................................                        13,477
              Other liabilities.................................................                        (2,145)
                                                                                                       -------
                    Net cash provided by operating activities...................                       200,583
                                                                                                       -------

Cash flows from investing activities
       Capital expenditures.....................................................                      (137,570)
       Purchase of short-term investments.......................................                       (84,060)
       Proceeds from maturities of short-term investments.......................                        20,535
       Settlement of merger-related contingencies...............................                            75
       Acquisition of favorable lease rights....................................                          (813)
       Proceeds from sale of property and equipment.............................                           216
                                                                                                       -------
                    Net cash used in investing activities.......................                      (201,617)
                                                                                                       -------

Cash flows from financing activities:
       Repayment of long-term debt and facility fees............................                        (6,025)
       Principal payments under capital lease obligations.......................                        (3,996)
       Proceeds from stock issued pursuant to stock-based
         compensation plans.....................................................                        30,280
                                                                                                       -------
                    Net cash provided by financing activities...................                        20,259
                                                                                                       -------

Net increase in cash and cash equivalents.......................................                        19,225
Cash and cash equivalents at beginning of period................................                       218,077
                                                                                                       -------

Cash and cash equivalents at end of period......................................                     $ 237,302
                                                                                                       =======

Supplemental disclosure of cash flow information:
       Cash paid for:
         Interest...............................................................                     $   4,003
                                                                                                       =======

         Income taxes...........................................................                     $  82,503
                                                                                                       =======

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